Exhibit 10.1g

EXPLANATORY NOTE: “***” INDICATES THE PORTION OF THIS EXHIBIT THAT HAS BEEN OMITTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

AMENDMENT #8 TO CONTRACT NO. 0653 BETWEEN
GEORGIA DEPARTMENT OF COMMUNITY HEALTH AND
PEACH STATE HEALTH PLAN

This Amendment is between the Georgia Department of Community Health (hereinafter referred to as “DCH” or the “Department”) and Peach State Health Plan (hereinafter referred to as “Contractor”) and is made effective this 23 day of September, 2010 (hereinafter referred to as the “Effective Date”).  Other than the changes, modifications and additions specifically articulated in this Amendment #8 to Contract #0653, RFP#41900-001-0000000027, the original Contract shall remain in effect and binding on and against DCH and Contractor.  Unless expressly modified or added in the Amendment #8, the terms and conditions of the original Contract are expressly incorporated into this Amendment #8 as if completely restated herein.

WHEREAS, DCH and Contractor executed a contract for the provision of services to Georgia Families members enrolled in the Contractor’s plan;

WHEREAS, DCH pays Contractor a per member per month capitation rate for each Georgia Families member enrolled in the Contractor’s plan;

WHEREAS, DCH has sought permission from the Centers for Medicare and Medicaid Services (hereinafter referred to as “CMS”) to revise the capitation rates payable to Contractor for State Fiscal Year 2011; and

WHEREAS, pursuant to Section 32.0 Amendments in Writing, DCH and Contractor desire to amend the above-referenced Contract by adding additional funding as set forth below.

NOW THEREFORE, for and in consideration of the mutual promises of the Parties, the terms, provisions and conditions of this Amendment and other good and valuable consideration, the sufficiency of which is hereby acknowledged, DCH and Contractor hereby agree that upon receiving written notice from CMS indicating the agency's approval of the revised capitation rates, the parties shall amend the Contract as follows:

I.
Upon receiving written notice from CMS indicating that agency’s approval of the revised capitation rates, the parties shall delete the current Attachment H, Capitation Payment, in its entirety and replace it with the new Attachment H, Capitation Payment, contained at Exhibit 1 to this Amendment.

II.
DCH and Contractor agree that they have assumed an obligation to perform the covenants, agreements, duties and obligations of the Contract, as modified and amended herein, and agree to abide by all the provisions, terms and conditions contained in the Contract as modified and amended.

III.
This Amendment shall be binding and inure to the benefit of the parties hereto, their heirs, representatives, successors and assigns.  Whenever the provisions of this Amendment and the Contract are in conflict, the provisions of this Amendment shall take precedence and control.

VI.
It is understood by the Parties hereto that, if any part, term, or provision of this Amendment or this entire Amendment is held to be illegal or in conflict with any law of this State, then DCH, at its sole option, may enforce the remaining unaffected portions or provisions of this Amendment or of the Contract and the rights and obligations of the parties shall be construed and enforced as if the Contract or Amendment did not contain the particular part, term or provision held to be invalid.

VII.	This Amendment shall become effective as stated herein and shall remain effective for so long as the Contract is in effect.

VIII.	This Amendment shall be construed in accordance with the laws of the State of Georgia.

IX.	All other terms and conditions contained in the Contract and any amendment thereto, not amended by this Amendment, shall remain in full force and effect.

SIGNATURE PAGE

IN WITNESS WHEREOF, DCH and Contractor, through their authorized officers and agents, have caused this Amendment to be executed on their behalf as of the date indicated.

GEORGIA DEPARTMENT OF COMMUNITY HEALTH

/s/ Clyde L. Reese                                9/23/10
Clyde L. Reese, III, Esq.                                Date
Commissioner

/s/ Jerry Dubberly                        9/23/10
Jerry Dubberly, Medicaid Division                          Date
Chief

PEACH STATE HEALTH PLAN

BY:   /s/ Patrick M. Healy                                      9/23/10
                *SIGNATURE                                              Date

Patrick M. Healy
Please Print/Type Name Here

    _____________________________
AFFIX CORPORATE SEAL HERE
(Corporations without a seal, attach a
Certificate of Corporate Resolution)

ATTEST:               /s/ Keith Williamson
          **SIGNATURE

Assistant Secretary
TITLE

________________________________________________________________________
*Must be President, Vice President, CEO or Other Authorized Officer
**Must be Corporate Secretary

EXHIBIT 1

CONFIDENTIAL –NOT FOR CIRCULATION
ATTACHMENT H

Attachment H is a table displaying the contracted rates by rate cell for each contracted region.  These rates will be the basis for calculating capitation payments in each contracted Region.

(The table is displayed on the following page.)

***